Management Presentation November 2013

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 43 quarters (1) – $219mm EBITDA (2) LTM 3Q13 – LTM Return on Capital 15.3% (2)  Strong balance sheet – Rated BB- and Ba3 (3) – $304mm unrestricted cash (4) – $180mm debt – Debt/EBITDA 0.9x(2) – $80mm in share repurchase YTD  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Rated BB- by Standard & Poor’s, rated Ba3 by Moody’s (4) Unrestricted cash includes investments in marketable securities as of September 30, 2013 (5) YTD is through September 2013 Built to be different Leisure customer Small cities Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Nationwide footprint Based on current published schedule through April 29, 2014 230 routes, 69 operating aircraft 87 small cities, 14 leisure destinations 4 Yellow dots – leisure destinations Blue dots – small cities Large dots - bases

Still small city focused 31.0% 37.9% 20.7% 10.3% 36.9% 34.5% 14.3% 14.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% <300k 300k - 600k 600k - 900k >900k % o f c it ie s Population – 25 mile catchment area 2006 2013 5  Over 70% current small cities have catchment areas < 600k Origination cities – population within 25 miles Population data as per Diio Mi

Staying profitable in small cities 6 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2011 2012 2013E 2014E Avg. block hours/AC/day 1 - Peak = sample peak frequency determined from June 11 – Aug 5, 2012, sample off peak = Aug 13 – Sept 16, 2012 2 – Scheduled aircraft does not include the MD-80 dedicated to charter service, refers to end of period 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2011 2012 2013E 2014E Avg Sched AC (2) 50 58 67 71

Matching capacity to demand 25% 20% 2% 5% 22% 22% 4% 14% 15% 15% 15% 15% 15% 12% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Flights per day from Las Vegas % of weekly total ALGT LUV 7 Flights per day from Las Vegas – based on published schedules from Nov 2011 – Oct 2013  Peak day revenue premium  Not scheduled for business travel – Less of a threat to competition – Little competitive response  Low cost assets = flexibility – Maintain flexibility with Airbus

Little competition 23 207 5 45 85 125 165 205 Routes w competition Routes wo competition Uniquely built to profitably serve small city markets 8 Competitors – overlapping routes Frontier – 1 Spirit – 1 United – 1 Southwest – 12 US Airways - 3 Delta - 4 Hawaiian – 3 Alaska – 3 Sun Country – 1 American - 1 Based on current published schedule through Apr 29, 2014 Announcements and cancellations as of Oct 28, 2013

Ancillary air related fees  Steady growth over time – New fees not necessary to drive growth – last new fee 2Q12 – Seasonality exists in ancillary fees 9 $29.07 $30.24 $31.17 $35.72 $34.40 $40.49 $20 $25 $30 $35 $40 $45 2009 2010 2011 2012 YTD 2012 YTD 2013 $ pe r p a s s e n g e r Avg fare – ancillary air related YTD - data through September

High 100% 100% 100% 100% 100% 10 90% 90% 90% 90% 90% 9 80% 80% 80% 80% 80% 8 70% 70% 70% 70% 70% 7 60% 60% 60% 60% 60% 6 50% 50% 50% 50% 50% 5 40% 40% 40% 40% 40% 4 30% 30% 30% 30% 30% 3 20% 20% 20% 20% 20% 2 10% 10% 10% 10% 10% 1 0% 0% 0% 0% 0% Low US 1 2 3 4 Unaided Awareness Aided Awareness NET Familiar (among aware) NET Favorable (among aware) NET Consideration (among aware) US 1 2 3 4 US 1 2 3 4 US 1 2 3 4 US 1 2 3 4 US 1 2 3 4 AVG Recommend (among aware) Allegiant Key Brand Metrics ALLEGIANT CUSTOMERS Our customers “get it” Colored numbers represent responses from Allegiant customers grouped by U.S. city size, with 1 being the largest cities and 4 the smallest. Customers rank Allegiant highly on the metrics of favorability, willingness to consider for future travel and willingness to recommend.

Ancillary revenue – third party products  Bundled vacation packages  Very high margins – 25% of LTM 3Q13 pre-tax income  Wholesale price for hotel & car, we manage margin, no inventory risk  Developing tools to spur growth – Customer database – Super PNR – Land only rates – 2014 - begin to roll out initiatives 11 Ancillary revenue – 3rd party $89.3 $106.4 $119.0 $121.9 $24.4 $29.9 $36.1 $37.9 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2010 2011 2012 LTM 3Q13 U S D m m Gross revenue Net revenue

Excellent cost structure 11.7 JBLU 12.6 LUV 10.3 ALGT 11.8 ALK(1) 10.0 SAVE 9.5 10 10.5 11 11.5 12 12.5 13 600 700 800 900 1,000 1,100 1,200 T o tal cos t p e r A S M ( c e n ts ) Average stage length (miles) 7.2 JBLU 8.1 LUV 5.5 ALGT 7.5 ALK(1) 6.0 SAVE 5 5.5 6 6.5 7 7.5 8 8.5 600 700 800 900 1,000 1,100 1,200 T o tal cos t e x f u el p e r A S M ( c e n ts ) Average stage length (miles) 12 Operating cost/ASM (CASM) vs stage length Operating cost ex fuel/ASM (CASM ex) vs stage length (1) ALK is mainline statistics LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit Time period – LTM 3Q13, ASM – available seat miles,

Airbus growth will help improve fuel burn 13 56 58 60 62 64 66 68 4Q11 4Q12 1Q12 1Q13 2Q12 2Q13 3Q12 3Q13 Historical ASMs per gallon Aircraft / seats Gal / BH % of AC 1Q14 MD-80 / 166 950 77% 757 / 223 1,100 9% A319 / 156 750 4% A320 / 177 780* 10%  3Q13 average stage declined 3% vs 2Q13  4Q13 should improve due to A320 flying * - estimate

Growing op margin vs growing fuel prices 2010 2011 2012 LTM 3Q13 Op margin 15.8% 11.1% 14.6% 15.3% Fuel/gal $2.30 $3.07 $3.18 $3.21 YoY 31% 34% 4% 1% EPS $3.32 $2.57 $4.06 $4.66 YoY (12)% (23)% 58% 15% Sys ASMs (b) 6.2 6.4 7.5 8.1 YoY 15% 3% 17% 8% # Cities 73 76 87 88 YoY 6% 4% 15% 1% 14

Best in the world for value creation 15 Source – Deutsche Bank Airline Research – June 2013 -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Allegiant US Airways Alaska Spirit Air Asia Southwest JetBlue 2012 - ROIC-WACC  ROIC – WACC = value creation for shareholders

This business model generates cash $127 $190 $219 $87 $105 $178 $60 $0 $50 $100 $150 $200 $250 2011 2012 LTM 3Q13 2014E M ill io n s EBITDA Capex 16 See reconciliation tables 2014E CAPEX represents midpoint of guided range Historic EBITDA vs CAPEX spend

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $103.4 $183.4 $14.9 $14.9 $53.5 $53.5 $0 $50 $100 $150 $200 $250 2007 2008 2009 2010 2011 2012 2013 YTD $ m m Share repurchases Dividends 17 2013 YTD as of 3rd quarter 2013 $236.9m returned to shareholders since 2007 $43m remaining in share repurchase authority

 Airbus  Low CAPEX year  International  New revenue streams 2014 themes 18

 4Q13 PRASM +3 to 5%  4Q13 TRASM +0.5 to 2.5%  4Q13 CASM ex fuel +4.5 to 6.5%  4Q13 Fixed fee + other revenue $3mm to $5mm  FY13 CAPEX $170mm to $180mm  FY14 CAPEX $50mm to $70mm 4th Quarter 2013 1st Quarter 2014 Full year 2014 System departures (4) to 0% 8 to 12% System ASMs 4 to 8% 10 to 14% 9 to 13% Scheduled departures 2 to 6% 8 to 12% Scheduled ASMs 8 to 12% 10 to 14% 9 to 13% Guidance 19 Guidance subject to change

Appendix

GAAP reconciliation EBITDA calculations 21 $mm LTM 3Q13 2012 2011 2010 2009 2008 Net Income 89.6 78.6 49.4 65.7 76.3 35.4 +Provision for Income Taxes 53.2 46.2 30.1 37.6 44.2 19.8 +Other Expenses 7.9 7.8 5.9 1.3 1.6 .7 +Depreciation and Amortization 68.6 57.5 42.0 35.0 29.6 23.5 =EBITDA 219.3 190.1 127.4 139.6 151.8 79.4 Total debt 179.7 150.9 146.0 28.1 45.8 64.7 +7 x annual rent 25.9 0 7.7 12.0 13.5 19.7 Adjusted total debt 205.6 150.9 153.7 40.1 59.3 84.4 =Adjusted Debt to EBITDA 0.9x 0.8x 1.2x 0.3x 0.4x 1.1x Average aircraft in period 63 60 52 47 43 36 =EBITDA per aircraft 3.5 3.2 2.4 2.9 3.6 2.2 Interest expense 8.9 8.7 7.2 2.5 4.1 5.4 = Interest coverage 24.6x 21.9x 17.7x 55.4x 37.2x 14.7x

GAAP reconciliation EBITDA calculations 22 $mm LTM 3Q13 2012 2011 2010 Net Income 89.6 78.6 49.4 65.7 +Provision for Income Taxes 53.2 46.2 30.1 37.6 +Other Expenses 7.9 7.8 5.9 1.3 +Depreciation and Amortization 68.6 57.5 42.0 35.0 =EBITDA 219.3 190.1 127.4 139.6 Repurchase of common stock 84.1 5.0 1.9 53.8 Cash dividends paid to shareholders 38.6 38.6 0 14.9 Total cash returned to shareholders 122.7 43.6 1.9 68.7 Cash returned as a % of EBITDA 56.0% 22.9% 1.5% 49.2%

GAAP reconciliation Return on equity 23 $mm LTM 3Q13 2012 2011 2010 2009 Net Income ($mm) 89.6 78.6 49.4 65.7 76.3 Sep 2013 Sep 2012 Dec 2012 Dec 2011 Dec 2010 Dec 2009 Total shareholders equity ($mm) 402.4 423.1 400.5 351.5 297.7 292.0 Return on equity 22% 21% 15% 22% ROE = Net income / Avg shareholders equity

GAAP reconciliation Return on capital employed calculation $mm LTM 3Q13 2012 2011 2010 + Net income 89.6 78.6 49.4 65.7 + Income tax 53.2 46.2 30.1 37.6 + Interest expense 8.9 8.7 7.2 2.5 - Interest income 1.0 1.0 1.2 1.2 EBIT 150.7 132.5 85.5 104.6 + Interest income 1.0 1.0 1.2 1.2 Tax rate 37.4% 37.1% 37.9% 36.4% Numerator 95.0 84.0 53.9 67.3 Total assets prior year 821.1 706.7 501.3 499.6 - Current liabilities prior year 210.3 177.6 166.6 158.6 + ST debt of prior year 11.6 8.0 16.5 23.3 Denominator 622.4 537.1 351.2 364.3 = Return on capital employed 15.3% 15.6% 15.3% 18.5% 24

GAAP reconciliation Free cash flow calculations 25 $mm YTD 2013 LTM 3Q13 2012 2011 2010 Cash from operations 150.4 198.4 176.8 129.9 98.0 - CAPEX 161.6 177.8 105.1 88.0 98.5 = Free cash flow (11.2) 20.6 71.7 41.9 (0.5) YTD – through September 2013

GAAP reconciliation Net debt 26 $mm Sep 2013 Dec 2012 Dec 2011 Dec 2010 Current maturities of long term debt 13.6 11.6 7.9 16.5 Long term debt, net of current maturities 166.1 139.2 138.2 11.6 Total debt 179.7 150.8 146.1 28.1 Cash and cash equivalents 33.0 89.6 150.7 113.3 Short term investments 250.1 239.1 154.8 35.7 Long term investments 20.6 24.0 14.0 1.3 Total cash 303.7 352.7 319.5 150.3 = Net debt ($124.0) ($201.9) ($173.4) ($122.2)

GAAP reconciliation ROIC – Wolfe Research 27 $mm LTM 3Q13 2012 2011 LTM income from cont. ops 89 78 49 LTM gross interest expense 9 9 7 Tax rate (38%) 38% 38% 38% Add back: after-tax gross interest exp 6 5 4 LTM operating lease expense x 7 26 0 8 Implied interest on operating lease (7.5%) 2 0 1 Add back: after-tax operating lease exp 1 0 0 Total add backs 7 5 5 Adjusted net income (numerator) 96 84 54 Average total assets 840 808 699 Less average non-interest bearing current liabilities 224 214 187 Average off BS debt (7x LTM operating leases) 14 2 9 Total invested capital (denominator) 630 597 520 LTM ROIC 15.2% 14.0% 10.4%

Fleet plan – current order book 2012 2013E 2014E 2015E MD-80 (150 seat) 13 1 0 0 MD-80 (166 seat) 45 51 53 53 757 (223 seat) 5 6 6 6 A319 (156 seat) 0 3 4 10 A320 (177 seat) 0 7 9 9 Total 64 68 72 78 YoY fleet growth 12% 6% 6% 8% 28 Actual and projected fleet count of in service aircraft – end of period

Aircraft fuel  Converted MD-80s to 166 seats – Improves ASMs per gallon  Growing with Airbus aircraft – Airbus is at least 15% more fuel efficient (1) than MD-80 – 177 seat A320, generate more ASMs 29 58.3 58.9 59.1 63.0 62.2 67.4 50.00 55.00 60.00 65.00 70.00 2009 2010 2011 2012 YTD 2012 YTD 2013 ASMs per gallon 1 - Fuel efficiency measured in block hours per gallon YTD – data through September

Q3 summary - revenue 30 $216.9 $228.9 $15.4 $6.7 ($0.4) ($8.1) ($1.5) $205 $210 $215 $220 $225 $230 $235 $240 $245 3Q12 total revenue Scheduled service revenue Ancillary air- related revenue Ancillary third party revenue Fixed fee revenue Other revenue 3Q13 total revenue M ill io n s U S D Scheduled revenue 5.6% growth in passengers, 5.6% increase in average fare Air related ancillary 3.3% growth in ancillary per passenger, revenue from bags and seats +15% vs last year 3rd party ancillary Gross margin decreased 1.8pp, hotel room nights decreased 11.6% Fixed fee rev Loss of the Caesars fixed fee contract in December 2012 Other rev 2 757 AC leased out in 3Q12 versus 1 A320 in 3Q13

Revenue momentum 31 $76.26 $89.15 $88.90 $89.01 $90.91 $70 $75 $80 $85 $90 $95 $100 2010 2011 2012 YTD 2012 YTD 2013 Average fare - scheduled service $4.34 $5.18 $5.48 $5.57 $5.47 $4.00 $4.50 $5.00 $5.50 $6.00 2010 2011 2012 YTD 2012 YTD 2013 Average fare - ancillary third party products $30.24 $31.17 $35.72 $34.40 $40.49 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2010 2011 2012 YTD 2012 YTD 2013 Average fare - ancillary air-related charges $111 $126 $130 $129 $137 $105 $110 $115 $120 $125 $130 $135 $140 2010 2011 2012 YTD 2012 YTD 2013 Average fare - total All revenue is revenue per scheduled passenger YTD – data through September

Q3 summary - costs 32 -3.9% 12.2% -1.0% -3.0% 4.3% 4.7% 30.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Fuel Salary and benefits Station operations Maintenance and repairs Sales and marketing Depreciation Other YoY change in expenses per ASM Fuel Gallons consumed decreased 2.5%, while cost per gallon increased 1.9% Salary/benefits 12.8% increase in FTEs, increase in stock based compensation expense and higher pay band which laps in Nov 13 Station operations Increased airport costs in Las Vegas and higher operating costs in Hawaii, offset by a 7.7% decline in sys departures Maintenance Maintenance and repairs expense flat vs last year Sales/marketing Transaction costs increased proportionately with growth in pax, increase in advertising expense Depreciation Higher number of 166 seat AC and a change in the estimate for residual value and useful life of MD80 engine pool Other Higher write down of engine values in consignment, crew training for Airbus growth and costs to support a seasonal base AC rent is not included as there was not any expense in 3Q12

LTM 3Q13 cost per passenger Low cost drivers $54 $45 $54 $61 $10 $16 $11 $13 $11 $5 $10 $14 $21 $21 $46 $36 $20 $24 $29 $36 ALGT SAVE LUV JBLU 33 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $75 $75 $88 $41 $75 $72 Ex fuel cost = $62 Fuel cost = $54 Total Allegiant = $116 Ex fuel cost = $96 Fuel cost = $54 Total Southwest = $150 Ex fuel cost = $99 Fuel cost = $61 Total JetBlue = $160 $66 $45 Ex fuel cost = $66 Fuel cost = $45 Total Spirit = $111 Fuel Ownership Maintenance Other Labor

Better equipped to handle higher fuel cost 2008 2012 % change System ASMs (billions) 4.4 7.5 71% Average # of aircraft 36 60 67% Avg fare – scheduled service $84.97 $88.90 5% Avg ancillary - total $29.43 $41.20 40% Avg fare - total $114.40 $130.10 14% Pre-tax margin 11.0% 13.7% 34 $1.73 $3.22 $4.06 $3.37 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 EPS Avg scheduled service fuel price/gal 2008 2012 $79 $55 $190 $125 15 35 55 75 95 115 135 155 175 195 215 EBITDA Pre-tax income $mm EBITDA – see GAAP reconciliation in appendix

Credit metrics 15.3% 15.6% 15.3% 5.0% 0% 10% 20% 2011 2012 LTM 3Q13 LUV LTM 3Q13 35 Return on capital employed 15.0% 21.0% 22.0% 8.8% 0% 10% 20% 30% 2011 2012 LTM 3Q13 LUV LTM 3Q13 Return on equity 17.7 x 21.9 x 24.6 x 14.9 x 0 5 10 15 20 25 30 2011 2012 LTM 3Q13 LUV LTM 3Q13 Interest coverage 1.2 x 0.8 x 0.9 x 2.7 x 0 1 2 3 2011 2012 LTM 3Q13 LUV LTM 3Q13 Debt / EBITDA LUV = Southwest Airlines, based on published information

Producing high returns in the industry 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% ALGT SAVE LCC ALK DAL LUV JBLU UAL Third quarter industry ROIC 36 Data as per Hunter Keay at Wolfe Research ALGT – see reconciliation in appendix

Strong cash generation $140 $127 $190 $219 $100 $125 $150 $175 $200 $225 $250 2010 2011 2012 LTM 3Q13 $ m m 37 EBITDA $2.9 $2.4 $3.2 $3.5 $2.0 $2.5 $3.0 $3.5 $4.0 2010 2011 2012 LTM 3Q13 $ m m EBITDA per AC Free cash flow $0 $42 $72 $21 -$25 $0 $25 $50 $75 $100 2010 2011 2012 LTM 3Q13 $ m m ($122) ($173) ($202) ($124) -$225 -$150 -$75 $0 2010 2011 2012 3Q13 $ m m Net debt See reconciliation tables Net debt is end of period

Returning cash $140 $127 $190 $219 47 52 60 63 64 70 75 20 30 40 50 60 70 80 $100 $125 $150 $175 $200 $225 $250 A v g ai rc raf t $ m m EBITDA Avg AC 38 Cash returned as a % of EBITDA 49.2% 1.5% 22.9% 56.0% 0% 10% 20% 30% 40% 50% 60% 2010 2011 2012 LTM 3Q13 $ m m See reconciliation tables EBITDA vs Avg Aircraft

Uses of cash $98 $87 $105 $178 $0 $50 $100 $150 $200 2010 2011 2012 LTM 3Q13 $ m m 39 CAPEX $31.7 $21.2 $9.3 $22.1 $0.0 $50.0 2010 2011 2012 LTM 3Q13 $ m m Debt payments Cash from operations $98 $130 $177 $198 $0 $50 $100 $150 $200 $250 2010 2011 2012 LTM 3Q13 $ m m $69 $2 $44 $123 $0 $50 $100 $150 2010 2011 2012 LTM 3Q13 $ m m Returning cash to shareholders

Low costs even with low utilization 7.2 JBLU 6.0 SAVE 7.5 ALK 5.5 ALGT 5 5.5 6 6.5 7 7.5 8 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l – L T M (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 40 LTM as of 3Q13, ALGT – Allegiant, ALK – Alaska mainline, JBLU – JetBlue, Save - Spirit